                CONSENT TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS


          This CONSENT TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this "Consent") is made as of this ____ day of December, 1996, by and among Sanifill, Inc., a Delaware corporation ("Sanifill"), and Campbell Wells, L.P., d/b/a Campbell Wells Ltd., a Delaware limited partnership ("Campbell" and, together with Sanifill, the "Assignors"), US Liquids Inc., a Delaware corporation (the "Assignee"), and Newpark Resources, Inc., a Delaware corporation (the "Consenting Party");

                                    RECITALS:

          WHEREAS, the Consenting Party and the Assignors previously entered into those certain contracts listed on Schedule I hereto (the "Contracts"); and

          WHEREAS, the Assignors and the Assignee are parties to a certain Asset Purchase Agreement dated as of December 2, 1996 (the "Asset Purchase Agreement") pursuant to which the Assignors will convey to Assignee substantially all of the assets of Campbell and Campbell Wells NORM, L.P., a Delaware limited partnership and wholly owned subsidiary of Sanifill; and

          WHEREAS, the Asset Purchase Agreement describes certain terms, obligations, representations, warranties and rights of the parties with respect to the Contracts and the other matters described therein; and

          WHEREAS, pursuant to the Asset Purchase Agreement and the Assignment, Bill of Sale and Assumption Agreement to be entered into in connection therewith, the Assignors have agreed to assign the Contracts to the Assignee and the Assignee has agreed to accept such assignment and assume all of the obligations of the Assignors under the Contracts; and

          WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Asset Purchase Agreement that the Consenting Party consent to the assignment of the Contracts to and the assumption of the Contracts by the Assignee;

          NOW, THEREFORE, in consideration of the sum of TEN AND 00/100 DOLLARS ($10.00), the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1. CONSENTING PARTY'S CONSENT. The Consenting Party hereby consents to the assignment and the assumption by Assignee of all of the obligations of the Campbell under the Contracts accruing from and after the date hereof. Nothing herein shall in any way relieve the Assignors, of any of them, of any of their obligations under the Contracts, which shall survive as provided in such Contracts.

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          2.   SUCCESSORS AND ASSIGNS.  This Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

          3. CHOICE OF LAW. This Consent shall be governed by and interpreted in accordance with the laws of the State of Texas.

          4.   SEVERABILITY.    If any term, provision, covenant or restriction
of this Consent is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Consent shall continue in full force and effect and shall in no way be affected, impaired or invalidated unless such an interpretation would materially alter the rights and privileges of any party hereto or materially alter the terms of the transactions contemplated hereby.

          5. NO THIRD PARTY BENEFICIARIES. This Consent shall not confer upon any person not a party hereto (other than affiliates of the Consenting Party) any rights or remedies hereunder.

          6. HEADINGS. The section headings herein are for convenience only and shall not affect the construction hereof.

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          IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.

                              ASSIGNORS:

                              SANIFILL, INC.


                              By:
                                  -----------------------------------------
                                   Name:
                                   Title:


                              CAMPBELL WELLS, L.P.

                              By:  SANIFILL GP HOLDING CO., INC.,
                                   its General Partner


                                   By:
                                       ------------------------------------
                                   Name:
                                   Title:


                              ASSIGNEE:

                              US LIQUIDS INC.


                              By:
                                  -----------------------------------------
                                   Name:
                                   Title:


                              CONSENTING PARTY:

                              NEWPARK RESOURCES, INC.


                              By:
                                  -----------------------------------------
                                   Name:
                                   Title:

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                                                                      Schedule I


                                List of Contracts



1. NOW Disposal Agreement, by and among Sanifill, Inc., a Delaware corporation, NOW Disposal Operating Co., a Delaware corporation and an indirect wholly-owned subsidiary of Sanifill, and Campbell Wells, Ltd., a Delaware limited partnership, dated as of June 4, 1996, as assumed by Newpark Resources, Inc. by an Assumption and Guarantee Agreement dated August 12, 1996.

2. Noncompetition Agreement by and between Sanifill, Inc., a Delaware corporation, and Newpark Resources, Inc., a Delaware corporation, dated as of August 12, 1996.

3. Joinder Agreement, dated as of August 12, 1996, by Campbell Wells, Ltd., a Delaware limited partnership, for the benefit of Newpark Resources, Inc. and its Affiliates.

4. Assumption and Guarantee Agreement by and among Newpark Resources, Inc., a Delaware corporation, Sanifill, Inc., a Delaware corporation, and Campbell Wells, Ltd., a Delaware limited partnership dated as of August 12, 1996.

5. Lease and Access Agreement by and between Campbell Wells, Ltd., a Delaware limited partnership, and Newpark Resources, Inc. [no date]

6. Sublease and Access Agreement by and between Campbell Wells, Ltd., a Delaware limited partnership, and Newpark Resources, Inc. [no date]

7. Sublease and Access Agreement by and between Campbell Wells, Ltd., a Delaware limited partnership, and Newpark Resources, Inc. [no date]